UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21237

UNIFIED SERIES TRUST

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc. 2960 N. Meridian Street,

Suite 300 Indianapolis, IN 46208

(Address of principal executive offices)(Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 6/30

Date of reporting period: 12/31/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

IMS Capital Value Fund

IMS Strategic Income Fund

IMS Dividend Growth Fund

Semi-Annual Report

December 31, 2013

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMS CAPITAL VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS – (Unaudited)

Dear Fellow Shareholders,

The IMS Capital Value Fund returned +29.44% for the full calendar year ended December 31, 2013. For the six-month period, the Fund returned +14.53%. Over the same time periods, the Fund’s benchmark, the S&P 500 index, returned +32.39% and +16.31%, respectively. The S&P 500 Index represents the performance of an unmanaged basket of large-cap stocks and does not reflect management fees, expenses or trading costs. By contrast, the Fund primarily holds a diverse mix of undervalued mid-cap and large-cap stocks. We were pleased with the gains we posted in what was a record breaking year for stocks in many respects. The strong gains achieved in 2013 were largely driven by increased investor appetite for stocks in light of the improving economy. Housing sales and auto sales hit 5–year highs, while unemployment improved steadily throughout the year. Rising household net worth, a reduction in the federal deficit and improving consumer confidence all helped drive corporate earnings to near record levels.

The Fund is positioned in sectors and companies that we believe are well-suited for the current slow but steady economic recovery. The largest sectors in the Fund were Financials at 16.7%, Healthcare at 16.5% and Technology at 15.3%. The consumer staples and consumer cyclical sectors, when combined, made up 15.0% of the Fund’s assets as of December 31, 2013. This reflects our confidence that consumers are in better shape than they have been in years and are likely to continue their pent up spending behavior.

During the past six-months, stand-out performers in the Fund included Yahoo! Inc. with a return of +60.92%, due to continued growth in online advertising, oil refiner, Valero Energy, with a return of +46.25% on improved margins, and Dish Network, up +36.22%, which serves 14 million satellite TV subscribers in the United States.

One company that detracted from the Fund’s performance over the last year was pawn lender EZCorp, Inc., which posted a -30.87% return as the company announced earnings per share that fell significantly below analyst expectations due to lower gold prices. We continue to like the business of the world’s largest pawn store operator, as they engage in fully collateralized, secured loans that pay 20% interest per month. Also, oil service provider, Diamond Offshore Drilling was down -14.71% for the six month period due to contract expirations of its fleet and pricing pressures. Finally, solid waste disposal provider, Republic Services, Inc. fell -0.65% during the period due to volatility in its recycling business. This normally steady business is still attractive in our view and offers nice exposure to the improving economy.

Going forward, we continue to focus on undervalued stocks that have the potential to grow earnings, are down in price and are seasoned, meaning they have been down in price for at least 18 months. We are positioned in what we feel are opportunistic companies with unique or competitive position in their markets. As always, we continue to eat our own cooking and invest the majority of our firm’s 401K plan assets right along our shareholders in the IMS Family of Funds. We thank you for continuing to invest alongside us in the IMS Capital Value Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended December 31, 2013)
	Six Months	One Year	Five Year	Ten Year
IMS Capital Value Fund*	14.53%	29.44%	12.48%	5.34%
S&P 500® Index**	16.31%	32.39%	17.94%	7.41%

Total annual operating expenses for the fiscal year ended June 30, 2013, as disclosed in the Fund’s prospectus dated October 28, 2013, were 2.08% of average daily net assets.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500 Index.

The Fund is distributed by Foreside Distribution Services, L.P., Member FINRA.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and

the S&P 500® Index for the 10 Years Ended December 31, 2013 (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2003 and held through December 31, 2013. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Foreside Distribution Services, L.P., Member FINRA.

IMS STRATEGIC INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS – (Unaudited)

Dear Fellow Shareholders,

The IMS Strategic Income Fund returned +8.51 for the year ended December 31, 2013. The Fund’s benchmark, the Barclay’s US Aggregate Bond Index, returned -2.02%. Over the six-month period ended December 31, 2013 the Fund returned +5.67% and the Index returned +0.43%. Over the last 3 years, the Fund returned +6.13% annualized, versus the Index’s return of +2.63%.

The Fund has the ability to hold similar types of domestic corporate and government bonds as its benchmark index, but it can also choose to hold other types of bonds and income-producing securities as economic circumstances warrant. The Fund’s holdings are currently more diverse and include more categories of bonds than its benchmark. In 2013, in addition to the types of bonds owned by our benchmark, we also chose to own international bonds, both high yield and investment grade, domestic high yield bonds and some income-producing equities. Because the Fund has the ability to be strategic in determining the mix of securities held, the Fund has outperformed its benchmark over the last 1 year, 3 year and 5 year time periods. As of December 31, 2013, 70% of the Fund’s assets were in bonds. The Fund held no Treasury bonds or mortgages, but rather a wide variety of bonds and equities: International high yield bonds (17.6%), U.S. high yield bonds (24.0%), U.S. investment grade bonds (16.7%), Dividend-paying common stocks (23.0%), U.S. reverse convertible bonds (8.4%), energy trusts (2.9%), international investment grade bonds and preferred stocks (1.5% each), REITs (.5%) and cash (3.9%).

In 2013, we favored higher yielding securities, and shorter maturities to minimize the effect of potentially rising interest rates. In the fourth quarter, we also initiated a small interest hedge position to reduce the sensitivity of the Fund to rising interest rates.

Several of our individual bond holdings contributed positively to the Fund’s results. One top-performing bond was Latin American energy company Oceano. The 11.25% bonds, which mature in July of 2015, produced a total price gain of +22.72%, rising from $77 to $94.50 during the year. We also collected 11.25% in interest payments during the year, for a total return of nearly 34%. The company experienced a boost from the more positive stance toward energy that has been adopted by the new president in Mexico. Of course not all the bonds held in the Fund helped our returns last year, for instance our NII Holdings (formerly Nextel) bonds produced a loss of 45.25% as the price dropped from $76.25 to $41.75 during the year. Fortunately we collected 7.62% in interest payments, so the loss was closer to -38% during the year, but it was a very tough year for the Latin American wireless phone service provider. We continue to hold the bonds as we expect growth to resume as they gear up for the Summer Olympics in Brazil.

As the economy continues to strengthen, it is natural for rates to rise from the artificially low levels of the past few years. We have adjusted our strategy and begun preparing for this inevitable change. While it is not possible to know exactly when rates will finally start to rise for good, we do expect the process toward a more “normal” interest rate structure to begin in the next 6 to 12 months. Restoring positive real yields (after inflation) will benefit savers immensely, and should signal a stronger economy, benefiting investors in general.

The Fund has consistently paid a monthly dividend for over 11 years. We place a high priority on continuing to pay dividends and in keeping the monthly payout as steady as possible. We feel that many of the bonds we own will continue to reward us in the future as the economy recovers. High yield bonds usually outperform investment grade bonds in a recovery-type environment.

Going forward, we will focus on finding the best balance between high current income, reasonable volatility and moderate appreciation. Our job is to be “strategic” in our choices of where and how we generate income. We thank you for investing beside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Strategic Income Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended December 31, 2013)
	Six Months	One Year	Three Year	Five Year	Ten Year
IMS Strategic Income Fund*	5.67%	8.51%	6.13%	12.36%	3.35%
Barclays Capital Aggregate Bond Index**	0.43%	-2.02%	3.26%	4.44%	4.55%

Total annual operating expenses for the fiscal year ended June 30, 2013, as disclosed in the Fund’s prospectus dated October 28, 2013, were 2.09% of average daily net assets (1.99% after fee waivers/expense reimbursements by the Advisor). Effective November 1, 2013, the Advisor has contractually agreed to cap certain operating expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses: and 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2014.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800- 934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Barclays Capital Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. and foreign bonds that are primarily investment grade and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange- traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Barclays Capital Aggregate Bond Index.

The Fund is distributed by Foreside Distribution Services, L.P., Member FINRA.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and

the Barclays Capital Aggregate Bond Index for the 10 Years Ended December 31, 2013 (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2003 and held through December 31, 2013. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Foreside Distribution Services, L.P., Member FINRA.

IMS DIVIDEND GROWTH FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS – (Unaudited)

Dear Fellow Shareholders,

The IMS Dividend Growth Fund returned +21.80% for the full calendar year ended December 31, 2013. For the six-month period, the Fund returned +10.26%. Over the same time periods, the Fund’s benchmark, the S&P 500 index, returned +32.39% and +16.31%, respectively. The S&P 500 Index represents the performance of an unmanaged basket of large-cap stocks and does not reflect management fees, expenses or trading costs. By contrast, the Fund holds a diverse mix of small, medium and large domestic and international companies, all of which pay dividends, and most of which raise their dividends annually.

During the year, interest rates rose sharply. For example, the 10-year treasury began the year at 1.76% and ended the year at 3.03%. The sharp rise in interest rates caused many dividend-paying stocks to fall out of favor with investors. We believe a certain segment of the investors in dividend paying stocks were only there because they were not satisfied with the less-than 2% risk-free rates offered by U.S. treasuries. Once interest rates started to rise, however, we believe it put selling pressure on dividend-paying stocks, as those investors who never really wanted to be there in the first place headed back into bonds and CD’s.

We were pleased with the gains we posted for the year, and we believe that quality and dividends never really go out of style, they just go in and out of favor from time to time. The strong stock market gains achieved in 2013 were largely driven by increased investor appetite for risk in light of the improving economy. Housing sales and auto sales hit 5–year highs, while unemployment improved steadily throughout the year. Rising household net worth, a reduction in the federal deficit and improving consumer confidence all helped drive corporate earnings to near record levels.

The Fund is positioned in sectors and companies that we believe are well-suited for the current slow but steady economic recovery. At year end, the Fund’s all-cap, global, dividend growth portfolio held the stocks of 45 companies. 72% of the Fund was invested in domestic companies, 18% in international companies and 10% in cash. The top three sector weightings were Financials at 12.51%, Industrials at 12.41% and Energy at 11.91%. The smallest three sector weightings in the Fund were Telecommunications 3.65%, Real estate 5.48%, and Utilities 5.64%.

A top performer in the Fund during the six-month period was internet information provider, IAC Interactive, up +41.88% on news that the CEO plans to spin off its on-line dating business, Match.com. We sold this stock in late December. Another positive performer was Apple, up +41.64%, with the official iPhone launch finally at hand in China. The third best performer was industrial container leasing company, TAL International Group, up +35.00% due to rising earnings and above industry revenue growth.

A stock that detracted from performance during the six month period was IAO Kun Group Holding, formerly, Asia Entertainment, returning -26.90% due to lower than expected third quarter earnings. The company paid higher commissions to compensate its agents for VIP guest traffic. Also, LinnCo, an independent oil and natural gas company, fell -17.95%, due to weak operational performance on acquired assets and a lower distribution rate. However, the shares have recently shown positive momentum as the merger with Berry Petroleum nears completion. LinnCo will be the 8th largest publicly-traded master limited partnership and the 12th largest independent exploration and production company in the U.S. after the merger. Finally, Canadian oil company, Lightstream Resources Ltd., dropped -14.36%. We sold this stock at the end of October because the company announced it was cutting its dividend by 50% to allow it to pay down its debt quicker.

Looking forward, we expect interest rates will stay low and therefore benefit our holdings in dividend paying stocks. There continues to be uncertainty about GDP growth, which indicates that interest rates should remain low. Consistent and growing dividends should help anchor the overall performance of the Fund in the future.

Our job is to identify the companies that are well-positioned to deliver both solid and growing dividends along with some modest share price appreciation. We thank you for investing right alongside us in the IMS Dividend Growth Fund, as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Dividend Growth Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended December 31, 2013)
	Six Months	One Year	Five Year	Ten Year
IMS Dividend Growth Fund*	10.26%	21.80%	13.34%	4.11%
S&P 500® Index**	16.31%	32.39%	17.94%	7.41%

Total annual operating expenses for the fiscal year ended June 30, 2013, as disclosed in the Fund’s prospectus dated October 28, 2013, were 2.43% of average daily net assets (1.97% after fee waivers/expense reimbursements by the Advisor). Effective November 1, 2013, the Advisor has contractually agreed to cap certain operating expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses: and 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2014.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800- 934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500 Index.

The Fund is distributed by Foreside Distribution Services, L.P., Member FINRA.

Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growth and

the S&P 500® Index for the 10 Years Ended December 31, 2013 (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2003 and held through December 31, 2013. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Foreside Distribution Services, L.P., Member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest. The Capital Value Fund invests primarily in the common stocks of mid-cap and large-cap U.S. companies, with mid-cap companies generally having a total market capitalization of $2 billion to $11 billion and large-cap U.S. companies generally having a total market capitalization greater than $11 billion.

[1]	As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

[1]	As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500® Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period* July 1, 2013 – December 31, 2013
Capital Value Fund
Actual	$1,000.00	$1,145.30	$11.10
Hypothetical**	$1,000.00	$1,014.86	$10.42
Strategic Income Fund
Actual	$1,000.00	$1,056.70	$9.96
Hypothetical**	$1,000.00	$1,015.52	$9.76
Dividend Growth Fund
Actual	$1,000.00	$1,102.60	$10.35
Hypothetical**	$1,000.00	$1,015.36	$9.92

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 2.05%, 1.92%, and 1.95%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

COMMON STOCKS – 96.08%	Shares	Fair Value

Consumer Discretionary – 18.91%
DISH Network Corp. – Class A *	6,500	$376,480
Dollar Tree, Inc. *	13,500	761,670
Domino’s Pizza, Inc.	11,400	794,010
EZCORP, Inc. – Class A *	104,800	1,225,112
H & R Block, Inc.	21,300	618,552
Home Depot, Inc. / The	7,800	642,252
Noodles & Co. *	19,400	696,848
Outerwall, Inc. *	13,600	914,872
Service Corporation International	37,500	679,875
Yum! Brands, Inc.	10,000	756,100

		7,465,771

Consumer Staples – 1.75%
Dr. Pepper Snapple Group, Inc.	14,200	691,824

Energy – 13.34%
Apache Corp.	7,300	627,362
Baker Hughes, Inc.	14,900	823,374
Devon Energy Corp.	11,100	686,757
Diamond Offshore Drilling, Inc.	13,100	745,652
LinnCo. LLC	21,800	671,658
Peabody Energy Corp.	43,600	851,508
SandRidge Energy, Inc. *	400	2,428
Valero Energy Corp.	17,000	856,800

		5,265,539

Financials – 9.77%
Bank of America Corp.	44,300	689,751
Federated Investors, Inc. – Class B	36,500	1,051,200
Regions Financial Corp.	63,000	623,070
Umpqua Holdings Corp.	44,400	849,816
Zions Bancorp.	21,500	644,140

		3,857,977

Health Care – 16.49%
IDEXX Laboratories, Inc. *	8,500	904,145
InVivo Therapeutics Holdings Corp. *	373,029	856,475
Opko Health, Inc. *	100,700	849,908
Patterson Companies, Inc.	19,600	807,520
Sarepta Therapeutics, Inc. *	38,000	774,060
Tenet Healthcare Corp. *	16,000	673,920
Zimmer Holdings, Inc.	9,000	838,710
Zoetis, Inc.	24,700	807,443

		6,512,181

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2013 (Unaudited)

COMMON STOCKS – 96.08% – continued	Shares	Fair Value

Industrials – 6.36%
Cummins, Inc.	3,075	$433,483
Republic Services, Inc.	19,800	657,360
Stanley Black & Decker, Inc.	10,400	839,176
United Technologies Corp.	5,100	580,380

		2,510,399

Information Technology – 17.50%
Cirrus Logic, Inc. *	33,100	676,233
Cypress Semiconductor Corp.	88,700	931,350
Jabil Circuit, Inc.	48,500	845,840
Lam Research Corp. *	15,200	827,640
Paychex, Inc.	19,400	883,282
QUALCOMM, Inc.	10,900	809,325
Symantec Corp.	26,600	627,228
Take-Two Interactive Software, Inc. *	22,900	397,773
TIBCO Software, Inc. *	25,500	573,240
Yahoo!, Inc. *	8,300	335,652

		6,907,563

Materials – 8.56%
Axiall Corp.	16,300	773,272
Barrick Gold Corp.	42,000	740,460
Cliffs Natural Resources, Inc.	25,100	657,871
EI du Pont de Nemours & Co.	12,200	792,634
W.R. Grace & Co. *	4,200	415,254

		3,379,491

Telecommunication Services – 3.40%
AT&T, Inc.	19,500	685,620
Verizon Communications, Inc.	13,400	658,476

		1,344,096

TOTAL COMMON STOCKS (Cost $33,851,172)		37,934,841

MONEY MARKET SECURITIES – 4.01%
Federated Prime Obligations Fund – Institutional Shares, 0.02% (a)	1,583,549	1,583,549

TOTAL MONEY MARKET SECURITIES (Cost $1,583,549)		1,583,549

TOTAL INVESTMENTS – 100.09% (Cost $35,434,721)		$39,518,390

Liabilities in Excess of Other Assets – (0.09)%		(35,306)

TOTAL NET ASSETS – 100.00%		$39,483,084

(a)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

COMMON STOCKS – 26.04%	Shares	Fair Value
Consumer Staples – 1.47%
General Mills, Inc.	12,100	$603,911

Energy – 11.72%
Cross Timbers Royalty Trust	22,400	660,576
Lightstream Resources Ltd.	159,500	888,415
LinnCo. LLC	41,200	1,269,372
Pengrowth Energy Corp.	189,800	1,176,760
Ship Finance International Ltd.	50,000	819,000

		4,814,123

Health Care – 1.45%
AbbVie, Inc.	11,300	596,753

Industrials – 3.18%
Diana Containerships, Inc.	135,538	548,929
Student Transportation, Inc.	121,900	754,561

		1,303,490

Information Technology – 2.81%
Cisco Systems, Inc.	27,600	619,620
Cypress Semiconductor Corp.	51,000	535,500

		1,155,120

Real Estate Investment Trust – 0.45%
Whitestone REIT, Series B	13,882	185,602

Telecommunication Services – 1.46%
Verizon Communications, Inc.	12,200	599,508

Utilities – 3.50%
Atlantic Power Corp.	245,500	854,340
PG&E Corp.	14,500	584,060

		1,438,400

TOTAL COMMON STOCKS (Cost $11,012,256)		10,696,907

PREFERRED STOCKS – 1.52%
Citigroup, Inc., 7.125%	24,000	622,560

TOTAL PREFERRED STOCKS (Cost $600,000)		622,560

CORPORATE BONDS – 39.15%	Principal Amount
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	$1,350,000	1,201,500
Bank of America Corp., 9.000%, 4/16/2027 (a) (b)	650,000	646,750
Bank of Nova Scotia, 9.000%, 7/29/2033 (a)	800,000	786,000
Barclays Bank PLC, 7.625%, 11/21/2022	600,000	640,500

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2013 (Unaudited)

CORPORATE BONDS – 39.15% – continued	Principal Amount	Fair Value

Barclays Bank PLC, 8.000%, 4/28/2023 (a)	$800,000	$764,400
Bridgemill Finance, LLC, 8.000%, 7/15/2017 (b) (c)	996,701	991,718
Chukchansi Economic Development Authority, 9.750%, 5/30/2020 (c)	2,227,651	1,492,526
Citigroup, Inc., 8.000%, 1/30/2023 (a)	448,000	439,981
First Data Corp., 12.625%, 1/15/2021	600,000	707,250
Gentiva Health Services, Inc., 11.500%, 9/1/2018	1,000,000	1,037,500
JC Penney Corp., Inc., 6.875%, 10/15/2015	800,000	738,000
JC Penney Corp., Inc., 7.950%, 4/1/2017	600,000	526,500
Molycorp, Inc., 10.000%, 6/1/2020	750,000	748,125
Morgan Stanley, 12.000%, 8/30/2028 (a)	350,000	329,438
Morgan Stanley, 12.000%, 3/25/2031 (a)	600,000	615,000
Morgan Stanley, 9.000%, 6/30/2031 (a)	900,000	922,500
NII Capital Corp., 7.625%, 4/1/2021	1,100,000	459,250
O&G Leasing, LLC, 10.500%, 9/15/2013 (b) (c) (d) (e)	1,530,000	1,086,300
Plaza of Orlando Condominium Finance Co. LLC/The, 5.500%, 5/15/2031 (b) (c) (e)	361,000	259,920
Prospect Capital Corp., 5.875%, 3/15/2023	600,000	582,302
SG Structured Products Inc, 0.000%, 11/27/2028 (a)	600,000	597,000
Thornton Drilling Co., 5.000%, 6/15/2018 (b) (e)	600,536	504,450

TOTAL CORPORATE BONDS (Cost $16,909,733)		16,076,910

REVERSE CONVERTIBLE BONDS – 8.25%
Barclays Bank PLC, 20.000%, 4/23/2014	600,000	553,740
JPMorgan Chase & Co., 18.000%, 1/24/2014	800,000	807,120
JPMorgan Chase & Co., 17.250%, 4/23/2014	600,000	600,000
JPMorgan Chase & Co., 8.150%, 4/28/2014	800,000	813,200
Royal Bank of Canada, 12.750%, 4/23/2014	600,000	615,420

TOTAL REVERSE CONVERTIBLE BONDS (Cost $3,400,000)		3,389,480

MUNICIPAL BONDS – 1.15%
Peralta California Community College District, 7.309%, 8/1/2031	460,000	473,469

TOTAL MUNICIPAL BONDS (Cost $520,032)		473,469

FOREIGN BONDS DENOMINATED IN U.S. DOLLARS – 18.83%
Cash Store Financial Services, Inc. / The, 11.500%, 1/31/2017 (c)	1,289,000	856,539
Ceagro Agricola Ltd., 10.750%, 5/16/2016 (c)	800,000	800,760
Consolidated Minerals Ltd., 8.875%, 5/1/2016 (c)	600,000	630,000
Newland International Properties Corp., 9.500%, 7/3/2017 (c)	1,180,178	793,670
Oceanografia SA de CV, 11.250%, 7/15/2015 (c)	1,150,000	1,086,750
Panama Canal Railway Co., 7.000%, 11/1/2026 (c) (f)	603,400	594,349
Petroleos de Venezuela SA, 4.900%, 10/28/2014	900,000	823,500
Petroleos Mexicanos, 7.650%, 11/24/2021 (c) (g)	7,600,000	598,277

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2013 (Unaudited)

FOREIGN BONDS DENOMINATED IN U.S. DOLLARS – 18.83% – continued	Principal Amount	Fair Value
Provincia de Buenos Aires, 9.625%, 4/18/2028 (c)	$1,000,000	$820,000
UPM-Kymmene Oyj, 7.450%, 11/26/2027 (c)	700,000	731,500

TOTAL FOREIGN BONDS DENOMINATED IN U.S. DOLLARS (Cost $8,085,376)		7,735,345

MONEY MARKET SECURITIES – 3.89%	Shares
Federated Prime Obligations Fund – Institutional Shares, 0.02% (h)	1,597,195	1,597,195

TOTAL MONEY MARKET SECURITIES (Cost $1,597,195)		1,597,195

TOTAL INVESTMENTS – 98.83% (Cost $42,124,592)		$40,591,866

Other Assets in Excess of Liabilities – 1.17%		480,797

TOTAL NET ASSETS – 100.00%		$41,072,663

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2013.

(b)	Security is currently fair valued by the Advisor, according to fair value procedures approved by the Trust.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	In default.

(e)	Security is illiquid at December 31, 2013, at which time the aggregate value of illiquid securities is $1,850,670 or 4.51% of net assets.

(f)	Asset Backed Security.

(g)	Security initially issued in Mexican Pesos and converted at time of acquisition to U.S. Dollars.

(h)	Rate disclosed is the seven day yield as of December 31, 2013.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

COMMON STOCKS – 90.36%	Shares	Fair Value
Consumer Discretionary – 9.27%
Buckle, Inc. / The	4,150	$218,124
Iao Kun Group Holding Co. Ltd.	52,462	161,058
McDonalds Corp.	1,900	184,357
NIKE, Inc. – Class B	1,500	117,960
Nutrisystem, Inc.	8,270	135,959

		817,458

Consumer Staples – 9.75%
B&G Foods, Inc.	4,700	159,377
Kraft Foods Group, Inc.	3,000	161,760
Philip Morris International, Inc.	2,350	204,756
Walgreen Co.	2,800	160,832
Wal-Mart Stores, Inc.	2,200	173,118

		859,843

Energy – 11.91%
China Petroleum and Chemical Corp. ADR	2,306	189,484
Diamond Offshore Drilling, Inc.	2,600	147,992
LinnCo. LLC	6,400	197,184
MV Oil Trust	5,800	137,808
Seadrill Ltd.	4,400	180,752
Ship Finance International Ltd.	12,000	196,560

		1,049,780

Financials – 9.66%
AllianceBernstein Holding LP	7,380	157,489
Bank of Nova Scotia	2,255	141,050
BGC Partners, Inc. – Class A	31,640	191,739
Cullen / Frost Bankers, Inc.	2,400	178,632
Old Republic International Corp.	10,600	183,062

		851,972

Health Care – 6.23%
AbbVie, Inc.	3,400	179,554
GlaxoSmithKline PLC ADR	3,500	186,865
Johnson & Johnson	2,000	183,180

		549,599

Industrials – 12.40%
Copa Holdings SA – Class A	1,155	184,927
Diana Containerships, Inc.	45,000	182,250
Norfolk Southern Corp.	2,000	185,660
TAL International Group, Inc.	3,400	194,990

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2013 (Unaudited)

COMMON STOCKS – 90.36% – continued	Shares	Fair Value
Industrials – 12.40% – continued
United Technologies Corp.	1,500	$170,700
Waste Management, Inc.	3,900	174,993

		1,093,520

Information Technology – 7.15%
Apple, Inc.	435	244,083
Cisco Systems, Inc.	8,500	190,825
Maxim Integrated Products, Inc.	7,000	195,370

		630,278

Materials – 6.38%
BHP Billiton Ltd. ADR	2,925	199,485
Cliffs Natural Resources, Inc.	7,400	193,954
EI du Pont de Nemours & Co.	2,600	168,922

		562,361

Real Estate Investment Trusts – 8.32%
HCP, Inc.	4,025	146,188
Medical Properties Trust, Inc.	15,000	183,300
New Residential Investment Corp.	20,200	134,936
Newcastle Investment Corp.	20,200	115,948
Senior Housing Properties Trust	6,900	153,387

		733,759

Telecommunication Services – 3.65%
CenturyLink, Inc.	10,100	321,685

Utilities – 5.64%
Atlantic Power Corp.	40,000	139,200
Duke Energy Corp.	2,400	165,624
PPL Corp.	6,400	192,576

		497,400

TOTAL COMMON STOCKS (Cost $7,757,221)		7,967,655

MONEY MARKET SECURITIES – 9.68%
Federated Prime Obligations Fund – Institutional Shares, 0.02% (a)	853,905	853,905

TOTAL MONEY MARKET SECURITIES (Cost $853,905)		853,905

TOTAL INVESTMENTS – 100.04% (Cost $8,611,126)		$8,821,560

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.04)%		(3,262)

TOTAL NET ASSETS – 100.00%		$8,818,298

(a)	Rate disclosed is the seven day yield as of December 31, 2013.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013 (Unaudited)

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Assets
Investments in securities:
At cost	$35,434,721	$42,124,592	$8,611,126

At fair value	$39,518,390	$40,591,866	$8,821,560
Receivable for Fund shares purchased	1,463	1,417	–
Receivable for investments sold	–	5,610	–
Dividends receivable	41,279	53,424	17,704
Interest receivable	20	554,310	10
Reclaims receivable	–	551	2,015
Prepaid expenses	12,691	15,726	3,506

Total assets	39,573,843	41,222,904	8,844,795

Liabilities
Payable for Fund shares redeemed	6,744	67,950	–
Payable to Advisor	39,548	39,781	6,198
Payable to administrator	34,379	24,786	6,063
Payable to custodian	1,269	13,590	467
Accrued expenses	8,819	4,134	13,769

Total liabilities	90,759	150,241	26,497

Net Assets	$39,483,084	$41,072,663	$8,818,298

Net Assets consist of:
Paid-in capital	$40,818,195	$86,154,937	$10,118,622
Accumulated undistributed net investment income (loss)	(91,816)	159,816	13,349
Accumulated net realized loss on investments	(5,326,964)	(43,708,450)	(1,524,107)
Net unrealized appreciation (depreciation) on investments and foreign currency	4,083,669	(1,533,640)	210,434

Net Assets	$39,483,084	$41,072,663	$8,818,298

Shares outstanding (unlimited number of shares authorized, no par value)	1,956,611	6,676,759	735,622

Net asset value and offering price per share	$20.18	$6.15	$11.99

Redemption price per share (a)	$20.08	$6.12	$11.93

(a)	The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2013 (Unaudited)

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Investment Income
Dividend income (net of foreign withholding tax of $315, $29,583 and $4,185 respectively)	$336,568	$901,934	$160,896
Interest income	99	1,507,153	27

Total Income	336,667	2,409,087	160,923

Expenses
Investment Advisor fees	227,201	251,277	52,831
Administration expenses	68,029	67,954	7,164
Transfer agent expenses	19,888	9,838	12,770
Custodian expenses	4,169	13,982	1,904
Audit expenses	6,885	11,428	7,988
Report printing expenses	9,286	6,640	5,628
Trustee expenses	7,833	7,776	1,766
CCO expenses	6,523	5,491	1,458
Legal expenses	17,294	19,191	5,130
Miscellaneous expenses	17,307	18,532	8,531
Interest expenses	1,193	2,043	130

Total expenses	385,608	414,152	105,300

Fees waived by Advisor	–	(30,892)	(23,364)

Net expenses	385,608	383,260	81,936

Net Investment Income (Loss)	(48,941)	2,025,827	78,987

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions and foreign currency	5,814,751	250,516	901,776
Net realized gain on option transactions	–	2,036	–
Net change in unrealized depreciation of investment securities and foreign currency	(722,748)	(69,953)	(161,002)

Net realized and unrealized gain on investment securities	5,092,003	182,599	740,774

Net Increase in Net Assets Resulting from Operations	$5,043,062	$2,208,426	$819,761

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the Period Ended December 31, 2013 (Unaudited)

Increase/(Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,208,426

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Accretion of discount/Amortization of premium, net	(139,215)
Purchase of long term investment securities	(68,784,590)
Proceeds from disposition of long term securities	65,315,588
Purchases of short term securities, net	(4,171,831)
Decrease in receivable for investments sold	6,526,036
Decrease in dividends and interest receivable	252
Increase in prepaid expenses	(3,210)
Increase in reclaim receivable	(551)
Increase in payable to advisor	5,341
Decrease in accrued expenses and expenses payable	(11,614)
Net realized gain on investment securities	(252,552)
Change in unrealized appreciation (depreciation) on investments	69,953

Net cash provided by operating activities	(1,446,393)

Cash flows from financing activities:
Proceeds from line of credit	5,618,000
Repayments for line of credit	(6,374,000)
Proceeds from shares purchased	6,419,082
Amount paid for shares redeemed	(6,251,305)
Cash distributions paid	(181,727)

Net cash used in financing activities	(769,950)

Net change in cash	$(7,917)

Cash balance at June 30, 2013	$7,917

Cash balance at December 31, 2013	$–

Non cash financing activities not included herein consist of reinvestment of dividends of $1,725,980 and payable for Fund shares redeemed of $67,950.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $2,043.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(48,941)	$46,160
Net realized gain (loss) on investments	5,814,751	71,564
Change in unrealized appreciation (depreciation) on investments	(722,748)	5,942,144

Net increase in net assets resulting from operations	5,043,062	6,059,868

Capital Transactions
Proceeds from shares purchased	1,851,724	2,075,301
Amount paid for shares redeemed	(2,442,489)	(13,391,645)
Proceeds from redemption fees	61	3,751

Net decrease in net assets resulting from capital transactions	(590,704)	(11,312,593)

Total Increase (Decrease) in Net Assets	4,452,358	(5,252,725)

Net Assets
Beginning of period	35,030,726	40,283,451

End of period	$39,483,084	$35,030,726

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(91,816)	$(42,875)

Share Transactions
Shares purchased	96,567	131,017
Shares issued in reinvestment of distributions	–	–
Shares redeemed	(128,276)	(829,412)

Net decrease in capital shares	(31,709)	(698,395)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,025,827	$3,480,057
Net realized gain (loss) on investments	252,552	(5,633,955)
Change in unrealized appreciation (depreciation) on investments	(69,953)	5,590,237

Net increase in net assets resulting from operations	2,208,426	3,436,339

Distributions
From net investment income	(1,907,707)	(3,367,144)
Return of capital	–	(51,580)

Total distributions	(1,907,707)	(3,418,724)

Capital Transactions
Proceeds from shares purchased	6,420,499	10,962,786
Reinvestment of distributions	1,725,980	3,060,210
Amount paid for shares redeemed	(6,320,525)	(9,124,360)
Proceeds from redemption fees	1,270	2,049

Net increase (decrease) in net assets resulting from capital transactions	1,827,224	4,900,685

Total Increase in Net Assets	2,127,943	4,918,300

Net Assets
Beginning of period	38,944,720	34,026,420

End of period	$41,072,663	$38,944,720

Accumulated undistributed net investment income (loss) included in net assets at end of period	$159,816	$41,696

Share Transactions
Shares purchased	1,041,323	1,751,628
Shares issued in reinvestment of distributions	280,835	491,119
Shares redeemed	(1,022,708)	(1,459,629)

Net increase in capital shares	299,450	783,118

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013
Increase in Net Assets due to:
Operations
Net investment income (loss)	$78,987	$235,080
Net realized gain (loss) on investments	901,776	707,384
Change in unrealized appreciation (depreciation) on investments	(161,002)	443,381

Net increase in net assets resulting from operations	819,761	1,385,845

Distributions
From net investment income	(65,638)	(287,152)
Return of capital	–	(104,972)

Total distributions	(65,638)	(392,124)

Capital Transactions
Proceeds from shares purchased	451,350	1,454,095
Reinvestment of distributions	65,089	391,990
Amount paid for shares redeemed	(453,712)	(2,721,120)
Proceeds from redemption fees	1,754	213

Net increase (decrease) in net assets resulting from capital transactions	64,481	(874,822)

Total Increase in Net Assets	818,604	118,899

Net Assets
Beginning of period	7,999,694	7,880,795

End of period	$8,818,298	$7,999,694

Accumulated undistributed net investment income included in net assets at end of period	$13,349	$–

Share Transactions
Shares purchased	39,585	142,287
Shares issued in reinvestment of distributions	5,706	37,625
Shares redeemed	(39,825)	(259,328)

Net increase (decrease) in capital shares	5,466	(79,416)

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Selected Per Share Data
Net asset value, beginning of period	$17.62		$14.99	$17.11		$12.69	$11.20	$18.26

Income from investment operations
Net investment income (loss)	(0.03)		0.01	(0.07	)(a)	(0.12)	(0.04)	0.04
Net realized and unrealized gain (loss) on investments	2.59		2.62	(2.05)		4.54	1.58	(5.46)

Total from investment operations	2.56		2.63	(2.12)		4.42	1.54	(5.42)

Less Distributions to shareholders:
From net investment income	–		–	–		–	(0.05)	–
From net realized gain	–		–	–		–	–	(1.64)

Total distributions	–		–	–		–	(0.05)	(1.64)

Paid in capital from redemption fees (b)	–		–	–		–	–	–

Net asset value, end of period	$20.18		$17.62	$14.99		$17.11	$12.69	$11.20

Total Return (c)	14.53	%(d)	17.54%	(12.39)%		34.83%	13.72%	(29.20)%
Ratios and Supplemental Data
Net assets, end of period (000)	$39,483		$35,031	$40,283		$59,509	$57,532	$74,076
Ratio of expenses to average net assets	2.05	%(e)	2.06%	1.87%		1.85%	1.78%	1.67%
Ratio of net investment income (loss) to average net assets	(0.26	)%(e)	0.12%	(0.46)%		(0.71)%	(0.31)%	0.32%
Portfolio turnover rate	82%		147%	98%		126%	15%	16%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Selected Per Share Data
Net asset value, beginning of period	$6.11		$6.08		$6.89	$6.50	$5.34	$8.88

Income from investment operations
Net investment income (loss)	0.32		0.59		0.62	0.62	0.56	0.67
Net realized and unrealized gain (loss) on investments and foreign currency	0.02		0.01	(a)	(0.82)	0.38	1.17	(3.51)

Total from investment operations	0.34		0.60		(0.20)	1.00	1.73	(2.84)

Less Distributions to shareholders:
From net investment income	(0.30)		(0.56)		(0.60)	(0.58)	(0.56)	(0.69)
Tax return of capital	–		(0.01)		(0.01)	(0.03)	(0.01)	(0.01)

Total distributions	(0.30)		(0.57)		(0.61)	(0.61)	(0.57)	(0.70)

Paid in capital from redemption fees (b)	–		–		–	–	–	–

Net asset value, end of period	$6.15		$6.11		$6.08	$6.89	$6.50	$5.34

Total Return (c)	5.67	%(d)	10.02%		(2.59)%	15.88%	32.97%	(32.44)%
Ratios and Supplemental Data
Net assets, end of period (000)	$41,073		$38,945		$34,026	$42,924	$42,351	$33,877
Ratio of expenses to average net assets	1.92	%(e)(f)(g)	1.95	%(g)	2.01%	1.97%	2.01%	1.77%
Ratio of expenses to average net assets before waiver & reimbursement	2.08	%(e)	2.06%		2.01%	1.97%	2.01%	1.83%
Ratio of net investment income to average net assets	10.16	%(e)(f)(g)	9.27	%(g)	9.90%	9.05%	8.98%	10.58%
Ratio of net investment income to average net assets before waiver & reimbursement	10.00	%(e)	9.16%		9.90%	9.05%	8.98%	10.52%
Portfolio turnover rate	200%		389%		393%	400%	468%	91%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective November 1, 2013, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).
(g)	Effective November 1, 2012, the Advisor agreed to waive fees to maintain Fund expenses at 1.89% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).

IMS DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013		Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Selected Per Share Data
Net asset value, beginning of period	$10.96		$9.73		$9.85		$7.93	$7.38	$11.29

Income from investment operations
Net investment income (loss)	0.11		0.30		0.25		0.15	0.10	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.01		1.44		(0.17)		1.90	0.55	(3.11)

Total from investment operations	1.12		1.74		0.08		2.05	0.65	(3.03)

Less Distributions to shareholders:
From net investment income	(0.09)		(0.38)		(0.20)		(0.13)	(0.10)	(0.20)
From net realized gain	–		–		–		–	–	(0.68)
Tax return of capital	–		(0.13)		–		–	–	– (a)

Total distributions	(0.09)		(0.51)		(0.20)		(0.13)	(0.10)	(0.88)

Paid in capital from redemption fees (b)	–		–		–		–	–	–

Net asset value, end of period	$11.99		$10.96		$9.73		$9.85	$7.93	$7.38

Total Return (c)	10.26	%(d)	18.10%		0.86%		25.91%	8.71%	(26.27)%
Ratios and Supplemental Data
Net assets, end of period (000)	$8,818		$8,000		$7,881		$8,622	$10,223	$10,362
Ratio of expenses to average net assets	1.95	%(e)(f)	1.97	%(f)	2.09	%(f)	2.66%	2.59%	2.28%
Ratio of expenses to average net assets before waiver & reimbursement	2.51	%(e)	2.43%		2.25%		2.66%	2.59%	2.28%
Ratio of net investment income to average net assets	1.88	%(e)(f)	2.85	%(f)	2.51	%(f)	1.48%	1.21%	0.65%
Ratio of net investment income to average net assets before waiver & reimbursement	1.33	%(e)	2.39%		2.35%		1.48%	1.21%	0.65%
Portfolio turnover rate	132%		98%		47%		162%	130%	46%

(a)	Distributions amounted to less than $0.005 per share.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective September 1, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses). Prior to that date, the Fund did not have an expense cap.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013 (Unaudited)

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. Effective October 29, 2012, the Income Fund adopted a diversification policy. The IMS Dividend Growth Fund (the “Dividend Growth Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. Effective September 1, 2009, the Dividend Growth Fund adopted a diversification policy. Together, these Funds comprise the IMS Family of Funds. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends and interest. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes – The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the six months ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended December 31, 2013, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2009.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Purchasing Options – Each Fund may purchase and sell put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The purchase of options involves certain risks. The purchase of options typically will limit a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

Writing Options – Each Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

The investment objective of the Income Fund and Dividend Growth Fund as it relates to derivative investments is to use such investments in an effort to manage risk and/or generate returns.

Each Fund may write (sell) put options, including “out of the money” put options. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining a cash reserve or an investment in a money market fund equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The Pricing Committee of the Board is charged with monitoring the fair valuation policies of the Trust. Huntington Asset Services, Inc. (the Trust’s service provider) has established the Valuation Review Committee (“VRC”) to assist in monitoring all securities that are manually priced (Level 3 securities). After deciding that a security should be priced using unobservable inputs, the Advisor is required to complete a worksheet that indicates a) the reason for pricing the security using unobservable inputs and b) the fair valuation methods and justification for using them. The VRC will analyze the Advisor’s reasons for using unobservable inputs and also analyze the methods used for reasonableness. The VRC generally meets on a weekly basis to review any new manually priced securities as well as to confirm that existing fair valuation methods continue to be valid and reasonable. On a quarterly basis, the Pricing Committee of the Board reviews reports of securities that were manually priced during the quarter and the Advisor’s fair valuation worksheets. Based on its review, the Pricing Committee determines whether to ratify fair value pricing methodologies.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Value Fund’s investments as of December 31, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$37,934,841	$–	$–	$37,934,841
Money Market Securities	1,583,549	–	–	1,583,549
Total	$39,518,390	$–	$–	$39,518,390

* Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the six months ended December 31, 2013, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Income Fund’s investments as of December 31, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$10,696,907	$–	$–	$10,696,907
Preferred Stocks	622,560	–	–	622,560
Corporate Bonds	–	14,356,932	3,489,138	17,846,070
Reverse Convertible Bonds	–	1,620,320	–	1,620,320
U.S. Municipal Bonds	–	473,469	–	473,469
Foreign Bonds	–	7,735,345	–	7,735,345
Money Market Securities	1,597,195	–	–	1,597,195
Total	$12,916,662	$24,186,066	$3,489,138	$40,591,866

* Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2013	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013
Corporate Bonds	$3,413,907	$(4,003)	$(2,124)	$55,344	$150,000	$(123,986)	$–	$–	$3,489,138
Total	$3,413,907	$(4,003)	$(2,124)	$55,344	$150,000	$(123,986)	$–	$–	$3,489,138

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities for the Income Fund as of December 31, 2013:

	Quantitative information about Level 3 fair value measurements
	Fair value at 12/31/13	Valuation technique(s)	Unobservable input	Range
Corporate bonds	$2,402,838	Market based	Dealer quote or historical prices
	$1,086,300	Discounted cash flow	Discount Rate Anticipated number of payments Anticipated frequency of payment	14.40%(1) 32(1) Quarterly(2)

(1)	A significant increase in the input in isolation would result in a significantly lower fair valuation measurement.

(2)	A significant increase in this input in isolation would result in a significantly higher fair value measurement.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at December 31, 2013 was $24,744 as shown below.

Total Change in Unrealized Appreciation (Depreciation)
Corporate Bonds	$24,744
Total	$24,744

The Income Fund did not hold any derivative instruments as of December 31, 2013. The Fund had no transfers between any levels at any time during the reporting period. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of December 31, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$7,967,655	$–	$–	$7,967,655
Money Market Securities	853,905	–	–	853,905
Total	$8,821,560	$–	$–	$8,821,560

* Refer to the Schedule of Investments for industry classifications.

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the six months ended December 31, 2013, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Put options purchased are represented on the Statement of Operations under net realized gain (loss) on investment securities.

Please see the chart below for information regarding put options purchased for the Income Fund.

For the six months ended December 31, 2013 :

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest Rate Risk: Put Options Purchased	Net realized gain (loss) on investment securities	5	(5)	$2,036	$–

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Effective September 1, 2011, the Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Dividend Growth

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Fund do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2014, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2014 except by the Board of Trustees.

Effective November 1, 2013, the Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Income Fund do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2014, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2014 except by the Board of Trustees. From November 1, 2012 to October 31, 2013, the expense cap was 1.89%.

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers, and expenses reimbursed during the six months ended December 31, 2013, as well as amounts due to the Advisor at December 31, 2013.

	Value Fund	Income Fund		Dividend Growth Fund
Management fee (as a percent of average net assets)	1.21%	1.26%		1.26%
Expense limitation (as a percent of average net assets)	N/A	1.95	%*	1.95%
Management fees earned	$227,201	$251,277		$52,831
Fees waived and expenses reimbursed	$–	$30,892		$23,364
Payable to Advisor	$39,548	$39,781		$6,198

*	Percentage reflects expense cap as of December 31, 2013. Prior to November 1, 2013, the expense cap was 1.89%.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above. The amounts subject to repayment by the Income Fund and Dividend Growth Fund, pursuant to the aforementioned conditions, at December 31, 2013 are as follows:

Fund	Amount	Expires June 30,
Income Fund	$41,224	2016
Income Fund	$30,892	2017
Dividend Growth Fund	$13,191	2015
Dividend Growth Fund	$38,289	2016
Dividend Growth Fund	$23,364	2017

Each Fund retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with fund accounting, transfer agency, and administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the six months ended December 31, 2013 and the amounts due to Huntington and the Custodian at December 31, 2013.

	Value Fund	Income Fund	Dividend Growth Fund
Administration expenses	$68,029	$67,954	$7,164
Transfer agent expenses	$19,888	$9,838	$12,770
Custodian expenses	$4,169	$13,982	$1,904
Payable to Huntington	$34,379	$24,786	$6,063
Payable to Custodian	$1,269	$13,590	$467

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2013.

NOTE 6. LINE OF CREDIT

During the six months ended December 31, 2013, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on June 5, 2014. Borrowings under the agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are the lesser of $1,500,000 or 5.000% of the Fund’s daily market value.

	Value Fund	Income Fund	Dividend Growth Fund
Total bank line of credit as of December 31, 2013	$1,500,000	$1,500,000	$1,500,000
Average borrowings during period	$138,481	$316,579	$71,160
Average interest rate during period	1.681%	1.681%	1.681%
Highest balance drawn during period	$750,000	$899,000	$300,000
Highest balance interest rate	1.695%	1.695%	1.695%
Interest rate at December 31, 2013	1.668%	1.668%	1.668%

NOTE 7. INVESTMENTS

For the six months ended December 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
U.S. Government Obligations	$–	$–	$–
Other	30,329,578	68,784,590	10,629,213
Sales
U.S. Government Obligations	$–	$–	$–
Other	32,337,602	65,315,588	11,352,290

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 7. INVESTMENTS – continued

As of December 31, 2013 the net unrealized appreciation (depreciation) of investments, including written options, for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$5,100,723	$1,286,041	$384,737
Gross (Depreciation)	(1,017,054)	(2,779,087)	(182,427)

Net Appreciation (Depreciation) on Investments	$4,083,669	$(1,493,046)	$202,310

Tax Cost	$35,434,721	$42,084,912	$8,619,250

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2013, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 35.33% of the Value Fund and 26.55% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund. As of December 31, 2013, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 48.41% of the Dividend Growth Fund and 37.49% of the Income Fund. As a result, Ameritrade may be deemed to control the Dividend Growth Fund and Income Fund. The Trust does not know whether National Financial, Ameritrade or any underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the six months ended December 31, 2013, the Capital Value Fund did not pay a distribution.

The tax characterization of distributions for the fiscal years ended December 31, 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$–	$–

	$–	$–

Income Fund. For the six months ended December 31, 2013, the Income Fund paid monthly distributions totaling $0.300 per share.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – continued

The tax characterization of distributions for fiscal years ended June 30, 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$3,367,144	$3,282,175
Return of Capital	51,580	50,649

	$3,418,724	$3,332,824

Dividend Growth Fund. For the six months ended December 31, 2013, the Dividend Growth Fund paid quarterly income distributions totaling $0.090 per share.

The tax characterization of distributions for the fiscal years ended June 30, 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$287,152	$171,284
Return of Capital	104,972	–

	$392,124	$171,284

As of June 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed long-term capital gain	$–	$–	$–
Accumulated capital and other losses	(11,141,715)	(43,958,986)	(2,417,759)
Net unrealized appreciation (depreciation)	4,806,417	(1,424,007)	363,312
Other accumulated losses	(42,875)	–	–

	$(6,378,173)	$(45,382,993)	$(2,054,447)

As of June 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $0 and $8,124 for the Value Fund and Dividend Growth Fund, respectively. The Income Fund has temporary book-tax differences attributable to cumulative trust preferred securities, the tax deferral of losses on wash sales, and reverse convertible bonds in the amounts of $1,546, $2,016, and $43,242, respectively.

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “accumulated capital and other losses” above.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – continued

As of June 30, 2013, accumulated capital and other losses noted above consist of:

	Capital Loss Carryforwards	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$11,141,715	$–	$42,875
Income Fund	43,958,986	–	–
Dividend Growth Fund	2,417,759	–	–

NOTE 11. CAPITAL LOSS CARRYFORWARDS

At June 30, 2013, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund	Dividend Growth Fund
No expiration – short term	$1,222,799	$3,439,170	$–
No expiration – long term	–	5,007,249	–
Expires on June 30, 2016	–	1,678,970	–
Expires on June 30, 2017	–	7,045,965	–
Expires on June 30, 2018	9,918,916	24,109,306	2,417,759
Expires on June 30, 2019	–	2,678,326	–

	$11,141,715	$43,958,986	$2,417,759

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

NOTE 12. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by a pricing service or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013 (Unaudited)

NOTE 12. RESTRICTED SECURITIES – continued

At December 31, 2013, the aggregate value of such securities amounted to $10,742,309, which amounts to 26.15% of the net assets of the Income Fund.

	Acquisition Date		Principal Amount	Amortized Cost	Fair Value
Bridgemill Finance, LLC, 8.000%, 7/15/2017	7/12/2007		$996,701	$996,701	$991,718
Cash Store Financial Services, Inc. / The 11.500%, 1/31/2017	5/21/2012	(a)	1,289,000	1,163,318	856,539
Ceagro Agricola, Ltd., 10.750%, 5/16/2016	2/2/2011		800,000	788,527	800,760
Chukchansi Economic Development Authority, 9.750%, 5/30/2020	4/25/2011	(b)	2,227,651	1,742,201	1,492,526
Consolidated Minerals Ltd., 8.875%, 5/1/2016	9/6/2013		600,000	602,663	630,000
Newland International Properties Corp., 9.500%, 7/3/2017	6/3/2011		1,180,178	971,892	793,670
Oceanografia SA de CV, 11.250%, 7/15/2015	12/6/2012	(d)	1,150,000	1,445,747	1,086,750
O&G Leasing, LLC, 10.500%, 9/15/2013	4/4/2007	(c)	1,530,000	1,512,436	1,086,300
Panama Canal Railway Co., 7.000%, 11/1/2026	2/27/2013		603,400	583,044	594,349
Petroleos Mexicanos, 7.650%, 11/24/2021	3/13/2013		7,600,000	694,542	598,277
Plaza of Orlando Condominium Finance Co. LLC / The, 5.500%, 5/15/2031	8/30/2006	(e)	361,000	328,194	259,920
Provincia de Buenos Aires, 9.625%, 4/18/2028	11/12/2010		1,000,000	871,932	820,000
UPM-Kymmene Oyj, 7.450%, 11/26/2027	3/24/2010		700,000	593,055	731,500

				$12,294,251	$10,742,309

(a)	Purchased on various dates beginning 05/21/2012.
(b)	Purchased on various dates beginning 04/25/2011.
(c)	Purchased on various dates beginning 04/04/2007.
(d)	Purchased on various dates beginning 12/06/2012.
(e)	Purchased on various dates beginning 08/30/2006.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly, Interested

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Foreside Distribution Services, L.P.

Three Canal Plaza, Suite 100

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. NOT APPLICABLE — disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE — disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE — disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE — applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE — applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE — applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE — applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of March 3, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable — filed with annual report

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable — there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By:	/s/ John C. Swhear
John C. Swhear, President

Date 3/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John C. Swhear
John C. Swhear, President

Date 3/3/14

By:	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date 3/3/14